                                                                Exhibit 10r-1

                                 FIRST AMENDMENT
                                       OF
                   AMERITECH CORPORATE RESOURCE DEFERRAL PLAN
             (As Amended and Restated Effective as of May 10, 1998)


         Pursuant to the authority delegated to the undersigned by the Compensation Committee of the Board of Directors of Ameritech Corporation, the Ameritech Corporate Resource Deferral Plan (As Amended and Restated Effective as of May 10, 1998) (the "Plan") is hereby amended, effective January 1, 1999, as follows:

         1. By deleting the term "12%" from the last clause of the first sentence of subsection 3.2(a) of the Plan and substituting the term "18%" therefor.

         2. By deleting the term "41/2%" in paragraphs 3.2 (b)(i) and 3.2 (c)(i) and substituting therefor the term "4.8%".

         3. By deleting paragraph 3.2 (b)(ii) in its entirety and substituting the following therefor:

                  "the applicable percentage (set forth below) of (A) his aggregate salary allotments under the Savings Plan during that period (including his annual bonuses to the extent such a Participant is in salary grade CR5 and participates in the Management Team Incentive Plan) and (B) base and supplemental salary deferrals under the Plan during that period:

                          Contribution Rate         Match Rate

                     First 1% of Salary                100%
                     Second 1% of Salary               100%
                     Third 1% of Salary                100%
                     Fourth 1% of Salary                60%
                     Fifth 1% of Salary                 60%
                     Sixth 1% of Salary                 60%

                  reduced by the amount of Employer Matching Contributions that he actually receives under the Savings Plan for that period."

         4. By deleting paragraph 3.2 (c)(ii) in its entirety and substituting the following therefor:

                  " the applicable percentage (set forth below) of (A) his aggregate salary allotments under the Savings Plan during that period (including his annual bonuses to the extent such a Participant participates in the Management Team Incentive
                  Plan) and (B) supplemental salary deferrals under the Plan during that period:

                          Contribution Rate         Match Rate

                     First 1% of Salary                100%
                     Second 1% of Salary               100%
                     Third 1% of Salary                100%
                     Fourth 1% of Salary                60%
                     Fifth 1% of Salary                 60%
                     Sixth 1% of Salary                 60%

                  reduced by the amount of Employer Matching Contributions that he actually receives under the Savings Plan for that period."

         Executed this 30th day of December, 1998 to be effective as indicated herein.



                                                By: /s/ Walter M. Oliver
                                                   ---------------------------
                                                   Walter M. Oliver,
                                                   Senior Vice President-Human
                                                   Resources